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                                                                   Exhibit 23(b)


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (No. 333-21795) on Form S-8 of CheckFree Corporation of our reports dated August 8, 2002, appearing in and incorporated by reference in the Annual Report on Form 10-K of CheckFree Corporation for the year ended June 30, 2002.


/s/ Deloitte & Touche LLP

Atlanta, Georgia
November 18, 2002